Exhibit 10.3

NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED JANUARY 31, 2020

THIS NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED
JANUARY 31, 2020 (this “Ninth Amendment”) is entered into as of this 1st day of September 2022 (the “Effective Date”), by and among eCapital Asset Based Lending Corp., formerly known as Gerber Finance Inc., a New York corporation (“Lender”) EdgeBuilder, Inc., a Delaware Corporation and Glenbrook Building Supply, Inc., a Delaware corporation (individually, “Initial Borrower”) and, collectively, if more than one, the “Initial Borrowers”), and together with each other Person which, on or subsequent to the Closing Date, agrees in writing to become a “Borrower” hereunder, herein called, individually, a “Borrower” and, collectively, the “Borrowers,” and pending the inclusion by written agreement of any other such Person, besides each Initial Borrower, as a “Borrower” hereunder, all references herein to “Borrowers,” “each Borrower,” the “applicable Borrower,” “such Borrower” or any similar variations thereof (whether singular or plural) shall all mean and refer to the Initial Borrower or each one of them collectively) and Star Real Estate Holdings USA, Inc., a Delaware corporation, 300 Park Street, LLC, a Delaware limited liability company, 947 Waterford Road, LLC, a Delaware limited liability company, 56 Mechanic Falls Road, LLC, a Delaware limited liability company, ATRM Holdings, Inc., a Minnesota corporation, KBS Builders, Inc., a Delaware corporation, and Star Equity Holdings, Inc., a Delaware corporation, (individually or collectively, as the context may require, “Guarantor”), each Borrower and Guarantor having an address at 53 Forest Ave, Old Greenwich, CT 06870.

RECITALS

A.Lender and Borrowers entered into a Loan and Security Agreement dated as of January 31, 2020, as amended by (i) First Amendment to Loan and Security Agreement dated March 5, 2020 and (ii) Second Amendment to Loan and Security Agreement dated July 1, 2020 and (iii) Third Amendment to Loan and Security Agreement dated February 26, 2021 and (iv) Fourth Amendment to Loan and Security Agreement dated July 30, 2021 and (v) Fifth Amendment to Loan and Security Agreement dated October 21, 2021 and (vi) Sixth Amendment to Loan and Security Agreement dated January 20, 2022 and (vii) Seventh Amendment to Loan and Security Agreement dated March 8, 2022 and (viii) Eighth Amendment to Loan and Security Agreement dated August 11, 2022 (as further amended, modified, restated or supplemented from time to time, the “Loan Agreement”).

B.The Loans are secured by, among other things, Guarantor’s guaranty by its execution of the Loan Agreement as a Corporate Credit Party (“Guaranty”).

C.ATRM Holdings, Inc. has executed an Amended and Restated Subordination Agreement dated January 31, 2020 and is a Subordinated Lender as defined in the Loan Agreement.

D.Star Equity Holdings, Inc. has executed an Amended and Restated Subordination Agreement dated July 30, 2021 and is a Subordinated Lender as defined in the Loan Agreement.

E.Star Procurement, LLC has executed an Amended and Restated Subordination Agreement dated January 31, 2020 and is a Subordinated Lender as defined in the Loan Agreement.

F.Borrowers have executed an Amended and Restated Note in the maximum principal amount of $4,000,000 dated July 30, 2021.

G.Lender has agreed to a temporary increase in the Borrowing Base as requested by Borrowers.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, in consideration of the Recitals above which are incorporated into and made a part of this Ninth Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.Lender, Borrowers and Guarantor reaffirm consent and agree to all of the terms and conditions of the Credit Documents defined in the Loan Agreement as binding, effective and enforceable according to their stated terms, except to the extent that such Credit Documents are hereby expressly modified by this Ninth Amendment.

2.In the case of any ambiguity or inconsistency between the Credit Documents and this Ninth Amendment, the language and interpretation of this Ninth Amendment is to be deemed binding and paramount.

3.The Credit Documents (and any exhibits thereto) are hereby amended such that Section 1.1 Definitions in the Loan Agreement is hereby amended to read as follows:

“Inventory Availability” means the amount of Revolving Credit Advances against Eligible Inventory Lender may from time to time make available to Borrower up to the lesser of (a) the sum of (i)
$700,000 for EdgeBuilder, Inc., plus (ii) $1,250,000 on the Effective Date, reducing to $950,000 on September 15, 2022, and further reducing to $700,000 on October 15, 2022 for Glenbrook Building Supply, Inc. provided, however, that at no time shall the aggregate and sum of (i) plus (ii) exceed $1,400,000 at any time, or (b) up to fifty (50%) percent of the value of Borrowers’ Eligible Inventory (calculated on the basis of the lower of cost or market, on a first-in first-out basis) with a sublimit of up to the lesser of (x) $100,000 or (y) up to twenty-five (25%) percent of the value of Borrowers’ otherwise Eligible Inventory consisting of windows or doors (calculated on the basis of the lower of cost or market, on a first-in first-out basis), held by Borrower for not more than thirty (30) days, or (c) the amount of Accounts Availability.

4.The parties agree to sign, deliver and file any additional documents and take any other actions that may reasonably be required by Lender including, but not limited to, affidavits, resolutions, or certificates for a full and complete consummation of the matters covered by this Ninth Amendment

5.Capitalized terms used in this Ninth Amendment which are not otherwise defined herein have the meaning ascribed thereto in the Credit Documents.

6.Each of Borrowers, Guarantor and the Credit Parties on behalf of itself and its affiliates, heirs, successors and assigns (collectively, “Releasing Parties”), hereby releases and forever discharges Lender, any trustee of the Loans, any servicer of the Loans, each of their respective predecessors-in-interest and successors and assigns, together with the officers, directors, partners, employees, investors, certificate holders and agents of each of the foregoing (collectively, the “Lender Parties”), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities, demands or causes of action of any nature, at law or in equity, known or unknown, which such Releasing Party has or had prior to and including the date hereof relating in any manner whatsoever to matters arising out of: (a) the Loans, including, without limitation, its funding, administration and servicing; (b) the Credit Documents; or (c) any reserve and/or escrow balances held by Lender or any servicers of the Loans.

7.Borrowers, Guarantor and the Credit Parties, jointly and severally, agree to reimburse, defend, indemnify and hold Lender harmless from and against any and all liabilities, claims, damages, penalties, reasonable expenditures, losses or charges (including, but not limited to, all reasonable legal fees

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and court costs), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any fraudulent conduct of Borrowers, Guarantor or any Credit Party in connection with the Credit Documents or of any breach of any of the representations or warranties made in any material respect.

8.This Ninth Amendment is binding upon, inures to the benefit of, and is enforceable by the heirs, personal representatives, successors and assigns of the parties. This Ninth Amendment is not assignable by a Borrower or Guarantor without the prior written consent of Lender.

9.To the extent that any provision of this Ninth Amendment is determined by any court or legislature to be invalid or unenforceable in whole or part either in a particular case or in all cases, such provision or part thereof is to be deemed surplusage. If that occurs, it does not have the effect of rendering any other provision of this Ninth Amendment invalid or unenforceable. This Ninth Amendment is to be construed and enforced as if such invalid or unenforceable provision or part thereof were omitted.

10.This Ninth Amendment may only be changed or amended by a written agreement signed by all of the parties hereto. By the execution of this Ninth Amendment, Lender is not to be deemed to consent to any future renewal or extension of the Loans. This Ninth Amendment is deemed to be part of and integrated into the Credit Documents.

11.THIS NINTH AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO THE CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

12.The parties to this Ninth Amendment acknowledge that each has had the opportunity to consult independent counsel of their own choice, and that each has relied upon such counsel's advice concerning this Ninth Amendment, the enforceability and interpretation of the terms contained in this Ninth Amendment and the consummation of the transactions and matters covered by this Ninth Amendment.

13.Borrowers agree to pay (a) all attorneys’ fees and other costs incurred by Lender or otherwise payable in connection with this Ninth Amendment (in addition to those otherwise payable pursuant to the Credit Documents) plus (b) a $10,000 fee to Lender in consideration of the foregoing amendments to the definition of Inventory Availability, which fees and costs are to be paid as of the date hereof.

14.This Ninth Amendment may be executed in any number of counterparts, each of which when so executed is deemed to be an original and all of which taken together constitute but one and the same agreement. Delivery of an executed counterpart of this Ninth Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Ninth Amendment. Any party delivering an executed counterpart of this Ninth Amendment by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Ninth Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Ninth Amendment.

1.BORROWERS, GUARANTOR, EACH OF THE CREDIT PARTIES AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NINTH AMENDMENT, THE CREDIT DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN

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KNOWINGLY AND VOLUNTARILY AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

[Signatures appear on the following pages]

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IN WITNESS WHEREOF, the undersigned have caused this Ninth Amendment to be executed as of the Effective Date.

LENDER:
eCAPITAL ASSET BASED LENDING CORP.,
formerly known as GERBER FINANCE, INC.

By:    /s/ Elena Goynatsky     Name: Elena Goynatsky
Title: Senior Vice President

BORROWER:
EDGEBUILDER, INC.

By:    /s/ Ron Schumacher     Name: Ron Schumacher
Title: Executive Chairman

GLENBROOK BUILDING SUPPLY, INC.

By:    /s/ Ron Schumacher     Name: Ron Schumacher
Title:    Executive Chairman

GUARANTOR:
STAR REAL ESTATE HOLDINGS USA, INC.

By:    /s/ David J. Noble     Name: David J. Noble
Title:    President and Chief Executive Officer

300 PARK STREET, LLC

By:/s/ David J. Noble     Name: David J. Noble
Title:    President and Chief Executive Officer

Signature Pages to Ninth Amendment to Loan and Security Agreement dated January 21, 2020 (Continued on Next Page)

947 WATERFORD ROAD, LLC

By:    /s/ David J. Noble     Name: David J. Noble
Title:    President and Chief Executive Officer

56 MECHANIC FALLS ROAD, LLC

By:    /s/ David J. Noble     Name: David J. Noble
Title:    President and Chief Executive Officer

947 WATERFORD ROAD, LLC

By:    /s/ David J. Noble     Name: David J. Noble
Title:    President and Chief Executive Officer

ATRM HOLDINGS, INC.

By:    /s/ David J. Noble     Name: David J. Noble
Title:    President

KBS BUILDERS, INC.

By:    /s/ Thatcher Butcher     Name: Thatcher Butcher
Title: President

STAR EQUITY HOLDINGS, INC.

By:    /s/ Richard K. Coleman     Name: Richard K. Coleman
Title:    Chief Executive Officer

Signature Pages to Ninth Amendment to Loan and Security Agreement dated January 21, 2020 (Continued on Next Page)

CONSENTS TO NINTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT DATED JANUARY 31, 2020

We hereby consent and agree to the attached terms of the Ninth Amendment to Loan and Security Agreement dated January 31, 2020.

ATRM HOLDINGS, INC.
(as Creditor pursuant to an Amended and Restated Subordination Agreement dated January 31, 2020)

By:/s/ David J. Noble
Name: David Noble Title:    President

STAR PROCUREMENT, LLC
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By:/s/ David J. Noble
Name: David Noble Title:    Manager

STAR EQUITY HOLDINGS, INC.
(as Creditor pursuant to Amended and Restated Subordination Agreement dated July 30, 2021)

By:/s/ Richard K. Coleman
Name: Richard K. Coleman Title:    Chief Executive Officer

Signature Page to Consents to Ninth Amendment to Loan and Security Agreement Dated January 31, 2020